[LOGO] IPS Funds

                                   Semiannual
                                     Report

                                  May 31, 2001

                               IPS MILLENNIUM FUND
                              IPS NEW FRONTIER FUND

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                        IPS Funds 2001 Semiannual Report
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Fellow Shareholders:

      For the first time in over a quarter of a century, holding dominant, well-managed companies with rapidly-growing businesses for long-term growth has not worked for more than just two or three quarters. While such periods are rare and typically associated with structural recessions, they do occur. During such periods, being a long-term investor can look like a mistake. It's not. The mistake is abandoning a long-term investment philosophy that has worked most of the time for over a century, just because every generation or so it doesn't work for a year or two and we lose our patience and objectivity.

      The first six months of our Fiscal Year (12/01/00 - 5/31/01) saw one of the worst declines in the history of the Nasdaq Index. From Jan. 28, 2001 to April 4, 2001 the Nasdaq Index plunged over 42%, the third, and for many, the most demoralizing plunge in the span of a single year. We feel that the April 4th low marked the bottom of the worst bear market in Nasdaq Index history, a decline of 67.5% in 13 months. The market has made a significant recovery from the lows, but we think it is primarily a reflex recovery from a deeply oversold position.

      While we may have seen the bottom, we believe we are still in a bear market and a structural recession that is spreading globally. The index made up of the fastest growing companies in the U.S. economy does not lose two-thirds of its value in a year because we are going to have a soft landing or a simple inventory correction. The real question, we believe, is no longer one of extent, but of duration. We may though, be able to glean some lessons from a thoughtful review of the history of similar recessions and bear markets over the last century to guide us, and to help us make better decisions for the future.

      Increasing evidence points to massive excess capacity in many high-tech manufacturing sectors, especially Internet and telecommunications equipment - a structural recession. The two previous bear markets of this magnitude, marked by the market crashes in 1929 and 1973, followed periods of extraordinary technological innovation and prosperity. This in turn produced a dramatic expansion of manufacturing capacity in excess of the requirements of the underlying economic growth rate.

      The early part of the Twentieth Century saw a huge expansion in the use of electricity, electric motor technology, and the use of automobiles and their associated infrastructure. The second half of the century led off with an explosion in technological innovation following the end of WWII, involving air travel, antibiotics and other medical advances, air conditioning, refrigeration, and television.

      It is unfortunate that all three major bear markets were unnecessarily aggravated by inept government bureaucrats and policies. Following the 1929 crash caused by Fed mismanagement of margin and the money supply, governments of the U.S. and Western Europe instituted a trade war that beggared everyone and brought on the Great Depression. In the 1970s, an unnecessary war, massive and prolonged fiscal stimulation by the Federal Reserve leading to high inflation, and very high income tax rates wrecked the economy following the 1973 - '74 market crash and depression.

      One need look no further for signs of the Fed's continued incompetence than the November, 2000 meeting statement, "...persisting risks of heightened inflation pressures remained a policy concern...". Periods of rampant technological innovation are inherently deflationary; recessions are inherently deflationary; drastic restrictions on the money supply as we are suffering through now are inherently deflationary; excess global manufacturing capacity is inherently deflationary. Yet, the Fed is still fighting the last war.

      The proximate cause of the crash and bear market is the longstanding, continuous, and egregious violation by the Federal Reserve under Alan Greenspan of their central mission of maintaining a stable money supply. The severity of the crash and the speed of the excess capacity expansion, while it would almost certainly have occurred eventually anyway - albeit more gradually - was unnecessarily aggravated by massive liquidity infusions by the Federal Reserve in 1998 and 1999 due to the Asian currency crisis, the LTCM (Long Term Capital Management) debacle, and an erroneous belief that Y2K worries would cause a run on the banks. This massive injection of liquidity drove stock prices and high tech capacity expansion to excess levels. This was followed by the Fed's sudden withdrawing of liquidity in 2000, causing a stock market crash, destroying the capital formation process in the U.S., and unnecessarily traumatizing investors and businesses.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 1

      Both the earlier periods of massive capacity expansion required a generation to create, so it comes as an unpleasant shock to suspect that we may have achieved a comparable degree of excess capacity in just the last few years of the 1990s, and that now we will have to write off and grow our way into it. Such bear markets do not easily reverse themselves, as do those resulting from inventory adjustments and other shorter-term causes. We believe this most recent overbuilding of capacity was made possible by the nature of primarily information and connectivity-based businesses. They simply do not have the time constraints that were imposed on previous expansions by the requirement for relatively massive amounts of physical plant, labor and private financing, much of which were provided this time around by the public markets.

      It is a general rule that periods of unusual prosperity and technological innovation are followed by periods of consolidation. This has been true not only in the Twentieth Century. Similar conditions attended the development of the telegraph in the 1840s and 1850s, the railroads following the end of the Civil War, and the telephone towards the end of the century. They were characterized by huge inflows of capital and the creation of hundreds of competing businesses, followed by deflation, a collapse in prices and consolidation of the surviving businesses. It took about 20 years for the more than 500 auto companies at the end of the first decade of the Twentieth Century to consolidate into the oligarchy of GM, Ford and Chrysler.

      We have been working during the first half of this year to identify those sectors of the economy that are the victims of excess capacity, and that may take more than a few quarters to work off (like telecom equipment), and to reallocate those assets to sectors that provide the potential for better near term returns, and that we are as certain as possible will not be the victims of excess capacity expansion and business creation.

      Excess capacity is, by definition, investment in unproductive assets. They cannot produce a return for investors, nor pay for employees. The only way to unlock this unproductive capital and allow it to begin earning a return and employing people, is to recognize the losses, lay off employees, and reinvest the proceeds for more productive uses. The more excess capacity there is, the greater the losses are. The greater they are, the longer they last, and the greater the number of employees who must be laid off. There isn't any way around it.

      The duration of the pain depends directly on how much excess capacity has been created, and we simply cannot know that until after the fact. As the recession deepens, assets that were productive a few months before are not now. This is why it's so difficult for managers to know how deep the recession will be, or how long it will last.

      While this may sound like a pessimistic assessment, remember that an economy freed of many of the constraints of physical and financial capital can grow faster than it has in the past. The period of excess investment did not last as long as it has in past structural recessions, so we should grow into it faster. Much more of the world today is free market-oriented than it was in the 1970s, so there are more people to more quickly absorb the excess productivity.

      Finally, the pace of technological innovation and discovery has been accelerating throughout human history. Growth rates and the wealth creation process are tied directly to the pace of discovery, and the human race is now early in the steep part of the hockey stick curve. As a result, we believe it's unlikely to take as long to grow into this excess capacity as it has during other major excess capacity expansions.

      The speed with which the U.S. economy decelerated was unprecedented. The turnaround could be also.


Robert Loest, Ph.D., CFA                                     Charles Sanders, JD
Senior Portfolio Manager                                     Portfolio Manager


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 2
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                              -------------------
                              IPS Millennium Fund
                              -------------------

Major Changes to the Fund's Holdings

      As many of you know, Millennium has pursued a strategy of investing using a "barbell" approach. This means we tend to pursue very high growth opportunities at one end of a barbell, and much more conservative, low growth and often dividend-paying companies at the other end, with fewer classic "growth" stocks (i.e., GE, WMT) in the middle. We shift assets from one end of the barbell to the other, depending on market and economic circumstances.

      Early in 1999 we made the decision to invest heavily in Electric and Gas Utilities, and Independent Power Producers (IPPs) on the conservative end of the barbell. These groups have appreciated in price dramatically since then, with the Dow Jones Utility Index reaching an all-time high at the end of December 2000, and most of our companies gaining anywhere from 50% on up, not including dividends. In fact, in February and March, due to a combination of tech stock weakness and appreciation in the utilities, the combined (electric, gas & IPPs) power sectors grew to about 50% of the entire fund.

                            Millennium Fund Returns
                      Average annual returns as of 5/31/01

                              [BAR CHART OMITTED]

Figure 1. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                              Average annual return as of 5/31/01
                                  1             3            5          Since
                                 Year         Years        Years      Inception
                                 ----         -----        -----      (01/03/95)

Fund                           -30.08%        18.26%       19.10%       21.70%
S&P 500 Index                  -10.58%         6.12%       15.11%       18.97%
Nasdaq Composite Index         -37.54%         6.31%       11.16%       17.84%
--------------------------------------------------------------------------------

      From the time of their purchase until January 2001, our utilities have done an exceptional job of partially insulating Millennium from the much greater volatility, and some of the losses, of the high tech portion of the fund. In 2001, this has not been the case. In fact, our utility holdings, which are still considerable even after selling the majority of them near the market top, have actually hurt the fund. The reason, of course, is that California's botched attempt at deregulation, designed by its big utilities and the previous Republican governor, and Democratic Governor Gray Davis' socialist demagoging, have frightened away utility investors. As they recovered in early spring, we sold off about three-quarters of our electric utility holdings near their highs of the last decade.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 3

      Using the proceeds from our utilities sales, we have been gradually diversifying the income side of the barbell into other more conservative stocks, often with dividends. We have also used the proceeds to buy selectively into the most dominant and crucial, but badly beaten-up, tech sectors.

      On the conservative end of the barbell, the major change has been to build up Financials from 0.73% of the Fund to 4.41% over the last six months by adding financial information and risk management company Barra (BARZ), banks Citigroup
(C) and J.P. Morgan (JPM), and brokerage firm Lehman Bros. (LEH). We have also begun building positions in Consumer Retail with Bed Bath & Beyond (BBBY), added Industrial Equipment with Emerson Electric (EMR), Symbol Technologies (SBL) and Tyco (TYC), and begun a small position in Natural Gas Exploration & Production companies.

      Another major change was to increase our position in Biotech Equipment & Reagent companies from 0.10% of the Fund to 4.32%. While these are rightly considered tech companies, they tend to move on a cycle that has a relatively low correlation with other technology companies. This allows us to reduce risk without giving up growth. These companies supply the equipment, test kits and biochemical reagents required to do drug discovery and research, and are historically less volatile than the drug discovery biotechs themselves. This has not proven to be the case over the last six months, but longer term they should benefit the Fund.

Considerations in Using a Barbell Approach

      As you are no doubt well aware, the last quarter has not only been tough for the electric and gas utility sector due to the California power crisis, it has been even tougher for the high tech sectors, with virtually no exceptions. While the barbell normally helps significantly reduce the volatility of the Fund overall, over the last six months it did not save us, even though we got out of most of our utilities near the top.

      Nevertheless, we have faith the barbell will work longer term to improve the Fund's risk/return characteristics for one simple reason - it forces us to allocate money from overvalued sectors to undervalued ones at major turning points in the market. We may not always move as much as we should, which happened in early 2000, but we certainly moved much more than we would have done without a barbell approach. In the case of power generation companies, we allocated a highly disproportionate amount of cash inflow and sales proceeds to those undervalued sectors in early 2000, and they've done extraordinarily well. Their gains, though, have been masked by a near-total collapse of the entire technology universe, including biotechs, over the last six months.

      Despite this, we have been faithful to our strategy of reallocating funds to the most beaten-up and undervalued sectors, in this case technology. Amid yet another crash in tech stocks last Spring, we began moving a significant part of our utilities sales proceeds back into those tech sectors and companies that we see as most dominant (data storage & networking, for instance) over the next several years. While it has hurt us short term, we have no doubt that sticking to our discipline of investing in the lowest priced sectors with new money and the proceeds from sales of more expensive sectors will pay off for shareholders in the long run.

      We used the crash last Spring as an opportunity to recognize a large amount of short-term losses while reducing exposure to techs, which will offset capital gains in the future. The Fund is now protected by accumulated short-term losses from over $52 million in capital gains before we incur any taxable distributions, which currently amounts to several dollars per share. This is far in excess of the total amount of capital gains and income distributions since the Fund's inception.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 4

                      Quarter Returns: IPS Millennium Fund
                       vs. Value Line Arithmetic Composite

  [The following table was depicted as a bar chart in the original material.]

--------------------------------------------------------------------------------
Calendar Quarter            IPS Millennium               Value Line(A)
--------------------------------------------------------------------------------
     6/95                        8.27%                       7.99%
--------------------------------------------------------------------------------
     12/95                       2.36%                       1.52%
--------------------------------------------------------------------------------
     6/96                        9.51%                       4.05%
--------------------------------------------------------------------------------
     12/96                       5.34%                       6.78%
--------------------------------------------------------------------------------
     6/97                       17.81%                      14.08%
--------------------------------------------------------------------------------
     12/97                      -5.33%                      -1.09%
--------------------------------------------------------------------------------
     6/98                        3.81%                      -3.04%
--------------------------------------------------------------------------------
     12/98                      23.35%                      18.13%
--------------------------------------------------------------------------------
     6/99                       11.38%                      17.26%
--------------------------------------------------------------------------------
     12/99                      53.67%                       8.67%
--------------------------------------------------------------------------------
     06/00                     -11.10%                      -0.41%
--------------------------------------------------------------------------------
     12/00                     -32.25%                      -0.65%
--------------------------------------------------------------------------------
     06/01                       2.98%                      12.98%
--------------------------------------------------------------------------------

Figure 2. Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

      Over the next several months, Millennium will achieve a more balanced, equal barbell, with a larger number of classic growth companies in the middle than we have typically had in the past. We also still believe strongly in technology as the future of value creation, and will retain and add to those companies that dominate what we view as the most critical technologies of the next few years.

      The world is currently going through a Darwinian period of business extinction and consolidation. This has followed every period of great innovation and prosperity since 1800. Following this rationalization of high-tech manufacturing capacity, especially in telecomm, we expect to see a resumption of long-term growth.

      Meanwhile, we can do worse than buy the companies of the future at prices that will seem like a gift in a few years, but staying focused and fully invested is likely to try the patience of even the most seasoned investors for the next several quarters. Being a long-term investor is always harder during periods of adversity. But then, that's where the true rewards come from for the long-term investor.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 5

                              ---------------------
                              IPS New Frontier Fund
                              ---------------------

      The New Frontier Fund posted one-month gains in three of the first six months of the 2001 fiscal year. The gain for the month of April 2001 was 26.00% and in one of the three losing months, May 2001, the loss was 0.92%. So, why did New Frontier post an overall loss of 30.40% for the period? Obviously, something very bad happened, very quickly. The shortest month of the year was also the cruelest and made even the March 2001 loss of 18.31% almost palatable. The nineteen trading days of February 2001 resulted in a decline of 39.21%. Over 57% of the month's decline was incurred in the last eight trading days of the month.

      In retrospect, it's not difficult to identify the Nortel warning of February 15th, as the precipitator. Although New Frontier did not own any Nortel stock, the company was such an integral part of the broadly defined telecommunications industry that its earnings warning sent a signal to the markets that the spending slowdown would only broaden and deepen. Unfortunately, for us as well as most investors, the situation seriously deteriorated even from that point and was not limited to the telecommunications industry.

                            New Frontier Fund Returns
                      Average annual returns as of 5/31/01

                              [BAR CHART OMITTED]

Figure 1. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                           Average annual returns as of 5/31/01
                                               1            2           Since
                                              Year        Years       Inception
                                              ----        -----       (08/03/98)

Fund                                        -57.34%      -17.44%         0.31%
S&P 500 Index                               -10.58%      - 0.63%         5.44%
Nasdaq Composite Index                      -37.54%      - 7.08%         4.61%
--------------------------------------------------------------------------------

      Only those who rely on out of date textbook definitions, and ignore comments by people who have to actually produce and sell goods and services for a living, could say with a straight face that we are not in a recession. The speed at which the economy moves in the information age magnifies any mistakes made by the monetary authorities. The rate increases by the FOMC (Federal Open Market Committee) which ended with the 50 basis point increase in May of 2000, and its indefensible statement in November 2000, that inflation was still the Committee's main worry, will be remembered as one of the most egregious mistakes in the history of the Federal Reserve.

      Still, we should have been more adaptable and will try to be so in the future. We also recognize that, especially in the environment of a structural recession, the prudent course of action will be to more aggressively adjust our price stops in order to protect gains and limit losses more effectively, until we see conditions improving.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 6

                     Quarter Returns: IPS New Frontier Fund
                      vs. Value Line Arithmetic Composites

  [The following table was depicted as a bar chart in the original material.]

--------------------------------------------------------------------------------
Calendar Quarter           IPS New Frontier              Value Line(A)
--------------------------------------------------------------------------------
     9/98                       -1.92%                     -16.92%
--------------------------------------------------------------------------------
     12/98                      20.69%                      18.13%
--------------------------------------------------------------------------------
     9/99                       11.08%                      -5.18%
--------------------------------------------------------------------------------
     12/99                      98.24%                       6.67%
--------------------------------------------------------------------------------
     09/00                      -6.21%                       6.40%
--------------------------------------------------------------------------------
     12/00                     -47.84%                      -0.53%
--------------------------------------------------------------------------------
     03/01                     -15.08%                      -1.23%
--------------------------------------------------------------------------------
     06/01                      17.16%                      12.95%
--------------------------------------------------------------------------------

Figure 2. Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

      We now highlight some of the changes we made to the portfolio during 11/30/00-5/31/01. The most noticeable change is probably the addition of stocks we purchased and placed into a new category: Computer and Network Security. These companies, in addition to Verisign (VRSN) that we already owned, are Symantec (SYMC), Checkpoint Software (CHKP), RSA Security (RSAS), and Internet Security Systems (ISSX). As we depend more and more on our computers for business and personal use, it becomes increasingly vital that we protect our systems from viruses, information theft, and other destructive activities. We will invest in leading companies that produce anti-virus software, firewall products, and authentication services that allow a system to identify a digital visitor and award the appropriate level of access. Although this sector will be volatile and have its share of earnings uncertainties, we pity any company that attempts to cut costs by scrimping on security. It is self-destructive behavior.

      We also added a significant amount of Pixelworks (PXLW) to the Display Technology section of our portfolio. Pixelworks produces a "system on a chip" for flat panel display monitors (FPD) and televisions, and should do increasingly well as these devices reach price points that will drive mass consumption. FPDs have so many advantages there won't be any holding them back.

      One more new holding we highlight is Broadwing (BRW), as an example of a company having appeal as both a growth and a defensive stock. One of its businesses is high growth Broadwing Communications, which owns an already lit fiber optic network. It's ready to provide bandwidth at a dramatic decrease in time and installation costs. There is no bandwidth glut, which we think will become increasingly apparent. What there really is is a connectivity bottleneck. The other business is Cincinnati Bell, which is slow growing but provides steady cash flows to help fund its higher growth business.

      Among our major sales for the period were JDS Uniphase (JDSU), Nextel
(NXTL), and Broadcom (BRCM). We sold most of our stock in JDSU because of the optical debacle and our fear the company may no longer be among the cutting-edge companies in the sector. NXTL was eliminated because of its stock's performance and its technology. However, we are encouraged by the company's expected shift to wireless CDMA technology and will keep it on our watch list. BRCM was sold because of the decline in its growth prospects and high exposure to cable industry customers. We also reduced our exposure to the B2B ecommerce sector and, to a lesser extent, the energy industry.


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 7

      In addition to security and growth stock/defensive stock combinations, other areas we expect to focus on in the near future are semiconductors, wireless telecommunications enablers and application providers, companies which allow legacy telephone network equipment to be used more efficiently and flexibly and provide new services, and more traditional companies which show skills in using the Internet and technology in general to decrease costs and increase revenues.

      We value each shareholder in our funds and welcome your comments and suggestions.

      **The above outlook reflects the opinions of Robert Loest and Charles Sanders, are subject to change, and any forecasts made cannot be guaranteed.

      **Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

      **The S&P 500 Composite Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 U.S. stocks of all different sizes that is more broadly-based than the S&P 500 Composite Index. The Value Line Arithmetic Composite Index figures do not reflect any fees or expenses.

      **Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

      **This semiannual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

      **Quasar Distributors, LLC, distributor.

                                                                          7/2001

                            IPS Funds Privacy Policy

We collect nonpublic personal information about you from the following sources:

      Information we receive from you on applications and other forms; Information about your transactions with us, our affiliates, or others; and
      Information we receive from a consumer-reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For more information, please contact IPS Funds at:

Phone: 800.249.6927     Web Site:  www.ipsfunds.com         1225 Weisgarber Road
       865.524.1676     E mail:    info@ipsfunds.com        Suite S-380
Fax:   865.544.0630                                         Knoxville, TN  37909


COPYRIGHT 2001, IPS ADVISORY, INC.                                        Page 8

                               IPS Millennium Fund
                             SCHEDULE OF INVESTMENTS
                                  May 31, 2001
                                   (Unaudited)

                                                       Shares            Value
                                                       ------            -----
COMMON STOCKS - 96.4%

Biotechnology - 4.3%
Affymetrix, Inc. *                                      40,000       $ 1,570,000
Agilent Technologies, Inc. *                            30,000         1,006,200
Applera Corporation  - Applied Biosystems
  Group                                                140,000         4,306,400
Applera Corporation - Celera Genomics
  Group *                                               30,000         1,299,300
Invitrogen Corporation *                                70,000         5,012,700
                                                                     -----------
                                                                      13,194,600
                                                                     -----------

Cable & Broadcasting - 0.2%
Gemstar-TV Guide International, Inc. *                  20,000           727,400
                                                                     -----------

Computer & Network Security - 6.4%
Check Point Software Technologies
  Ltd. * (1)                                           100,000         5,386,000
Internet Security Systems, Inc. *                       50,000         2,424,500
RSA Security Inc. *                                     70,000         2,027,200
Symantec Corporation *                                  50,000         3,532,000
VeriSign, Inc. *                                       110,000         6,215,000
                                                                     -----------
                                                                      19,584,700
                                                                     -----------

Computer Networking- 1.6%
Celestica Inc. * (1)                                    40,000         2,000,000
Flextronics International Ltd. * (1)                    80,000         2,018,400
Solectron Corporation *                                 40,000           862,800
                                                                     -----------
                                                                       4,881,200
                                                                     -----------

Data Storage & Networking - 11.1%
Brocade Communications Systems, Inc.*                  100,000         3,900,000
EMC Corporation *                                      120,000         3,792,000
Emulex Corporation *                                    30,000         1,040,700
McDATA Corporation - Class A*                          234,416         5,944,790
QLogic Corporation *                                    70,000         3,570,700
SanDisk Corporation *                                  210,000         4,924,500
StorageNetworks, Inc. *                                240,000         4,116,000
VERITAS Software Corporation *                         100,000         6,591,000
                                                                     -----------
                                                                      33,879,690
                                                                     -----------

Display Technology - 4.7%
Cree, Inc. *                                           150,000         4,305,000
Kopin Corporation *                                    350,000         3,314,500
Microvision, Inc. *                                     20,000           493,400
NVIDIA Corporation *                                    30,000         2,568,300
Pixelworks, Inc. *                                     150,000         3,774,000
                                                                     -----------
                                                                      14,455,200
                                                                     -----------

Financial - 4.4%
BARRA, Inc. *                                           10,000           417,500
Citigroup Inc.                                          70,000         3,587,500
FleetBoston Financial Corporation                       60,000         2,495,400
J. P. Morgan Chase & Co.                                20,000           983,000
KeyCorp                                                 50,000         1,189,000
Lehman Brothers Holdings Inc.                           20,000         1,432,200
North Fork Bancorporation, Inc.                        100,000         2,854,000
TrustCo Bank Corp NY                                    43,240           512,394
                                                                     -----------
                                                                      13,470,994
                                                                     -----------

Independent Power Producers - 12.0%
AstroPower, Inc. *                                      80,000         4,132,800
Calpine Corporation *                                  400,000        19,720,000
Capstone Turbine Corporation *                         230,000         7,560,100
FuelCell Energy, Inc. *                                 40,000         2,958,800
Mirant Corporation *                                    60,000         2,358,000
                                                                     -----------
                                                                      36,729,700
                                                                     -----------

Industrial Equipment - 2.0%
Emerson Electric Co.                                    20,000         1,354,200
Symbol Technologies, Inc.                               90,000         2,308,500
Tyco International Ltd. (1)                             40,000         2,298,000
                                                                     -----------
                                                                       5,960,700
                                                                     -----------

Natural Gas E&P - 0.9%
Anadarko Petroleum Corporation                           5,000           313,050
Cross Timbers Oil Company                               10,000           295,000
Hanover Compressor Company *                            10,000           369,900
Kinder Morgan, Inc.                                      5,000           276,250
Noble Drilling Corporation *                            10,000           427,000
Spinnaker Exploration Company *                         10,000           406,800
Stone Energy Corporation *                               5,000           262,500
Transocean Sedco Forex Inc.                             10,000           534,500
                                                                     -----------
                                                                       2,885,000
                                                                     -----------

Natural Gas Utility - 7.0%
Dynegy Inc. - Class A                                  100,000         4,930,000
Enron Corp.                                            170,000         8,994,700
KeySpan Corporation                                     40,000         1,596,800
MDU Resources Group, Inc.                               50,000         1,825,000
NICOR Inc.                                             100,000         3,879,000
                                                                     -----------
                                                                      21,225,500
                                                                     -----------

Optical Networking - 2.8%
Avanex Corporation *                                   130,000         1,692,600
Corning Incorporated                                    30,000           567,600
Corvis Corporation *                                    80,000           481,600
JDS Uniphase Corporation *                             150,000         2,506,500
New Focus, Inc. *                                       20,000           199,800
ONI Systems Corp. *                                    100,000         3,104,000
                                                                     -----------
                                                                       8,552,100
                                                                     -----------

Power Chips - 2.6%
International Rectifier Corporation *                  120,000         7,207,200
Maxwell Technologies, Inc. *                            40,000           842,400
                                                                     -----------
                                                                       8,049,600
                                                                     -----------

Retail - 0.6%
Bed Bath & Beyond Inc.*                                 60,000         1,774,200
                                                                     -----------

Semiconductors - 5.5%
Altera Corporation *                                    20,000           480,000
Analog Devices, Inc. *                                  80,000         3,564,000
Applied Micro Circuits Corporation *                    75,000         1,355,250
AXT, Inc. *                                             60,000         1,625,400
Broadcom Corporation - Class A *                        40,000         1,330,400
Intersil Corporation - Class A*                         60,000         1,955,400
Microsemi Corporation *                                 40,000         2,300,000
Transmeta Corporation *                                 70,000           851,200
Xilinx, Inc. *                                          80,000         3,300,000
                                                                     -----------
                                                                      16,761,650
                                                                     -----------

Software- 5.7%
BEA Systems, Inc.*                                      30,000         1,076,400
Interwoven, Inc. *                                     168,000         3,042,480
i2 Technologies, Inc. *                                 40,000           803,200
Mercury Interactive Corporation *                       20,000         1,184,800
Micromuse Inc. *                                       140,000         5,334,000
Oracle Corporation *                                    80,000         1,224,000
Siebel Systems, Inc. *                                  60,000         2,721,600
webMethods, Inc. *                                      40,000         1,113,600
Wind River Systems, Inc. *                              40,000           900,800
                                                                     -----------
                                                                      17,400,880
                                                                     -----------


See notes to Financial Statements                                         Page 9

                               IPS Millennium Fund
                       SCHEDULE OF INVESTMENTS (continued)
                                  May 31, 2001
                                   (Unaudited)

                                                     Shares            Value
                                                     ------            -----
Telecommunications - 7.0%
Amdocs Limited * (1)                                 120,000          7,416,000
Broadwing Inc. *                                      70,000          1,728,300
Comverse Technology, Inc. *                           90,000          5,220,000
Global Crossing Ltd. * (1)                           200,000          2,540,000
Metromedia Fiber Network, Inc. -
  Class A *                                          200,000            804,000
Qwest Communications
  International Inc.                                 100,000          3,674,000
                                                                   -------------
                                                                     21,382,300
                                                                   -------------

Utilities - 10.7%
Dominion Resources, Inc.                              70,000          4,641,000
DPL Inc.                                             140,000          4,032,000
Duke Energy Corporation                              110,000          5,029,200
El Paso Corporation                                  100,000          6,090,000
Exelon Corporation                                    60,000          4,069,200
NiSource Inc.                                        130,000          4,069,000
Reliant Energy, Inc.                                 100,000          4,608,000
                                                                   -------------
                                                                     32,538,400
                                                                   -------------

Wireless Services - 6.9%
Nokia Oyj-ADR (1)                                     40,000          1,169,600
Openwave Systems Inc.*                                80,000          3,066,400
QUALCOMM Inc *                                        60,000          3,644,400
RF Micro Devices, Inc. *                             300,000          7,824,000
Sprint Corp *                                        240,000          5,280,000
                                                                   -------------
                                                                     20,984,400
                                                                   -------------

TOTAL COMMON STOCKS
  (Cost $362,859,538)                                               294,438,214
                                                                   -------------

                                                  Principal
                                                    Amount
                                                  ---------

SHORT-TERM INVESTMENTS - 6.0%
MONEY MARKET FUNDS - 6.0%
Firstar US Treasury Money Market
  Fund                                            18,392,440         18,392,440
                                                                   -------------

TOTAL SHORT-TERM
  INVESTMENTS (Cost $18,392,440)                                     18,392,440
                                                                   -------------

TOTAL INVESTMENTS
  (Cost $381,251,978) - 102.4%                                      312,830,654

Liabilities Less Other Assets - (2.4%)                               (7,235,096)
                                                                   -------------

Total Net Assets - 100.0%                                         $ 305,595,558
                                                                   =============

*Non-income producing security.
ADR-American Depository Receipt.
(1) Foreign Security.


See notes to Financial Statements                                        Page 10

                              IPS New Frontier Fund
                             SCHEDULE OF INVESTMENTS
                                  May 31, 2001
                                   (Unaudited)

                                                       Shares           Value
                                                       ------           -----
COMMON STOCKS - 93.2%

Biotechnology - 4.9%
Affymetrix, Inc. *                                      1,000       $    39,250
Agilent Technologies, Inc.*                             4,000           134,160
Applera Corporation- Applied Biosystems
  Group                                                 4,000           123,040
Invitrogen Corporation *                                2,000           143,220
                                                                    -----------
                                                                        439,670
                                                                    -----------

Computer & Network Security - 11.3%
Check Point Software Technologies
  Ltd. * (1)                                            3,000           161,580
Internet Security Systems, Inc. *                       2,000            96,980
RSA Security Inc.*                                      4,000           115,840
Symantec Corporation *                                  5,000           353,200
VeriSign, Inc. *                                        5,000           282,500
                                                                    -----------
                                                                      1,010,100
                                                                    -----------

Computer Networking - 1.1%
Flextronics International Ltd. * (1)                    4,000           100,920
                                                                    -----------

Data Storage & Networking - 13.6%
Brocade Communications Systems, Inc. *                  3,000           117,000
Emulex Corporation *                                    2,000            69,380
McDATA Corporation - Class A*                           7,000           177,520
QLogic Corporation *                                    3,000           153,030
SanDisk Corporation *                                  10,000           234,500
StorageNetworks, Inc. *                                12,000           205,800
VERITAS Software Corporation *                          4,000           263,640
                                                                    -----------
                                                                      1,220,870
                                                                    -----------

Display Technology - 7.0%
Cree, Inc. *                                            4,000           114,800
Kopin Corporation *                                    22,000           208,340
Pixelworks, Inc. *                                     12,000           301,920
                                                                    -----------
                                                                        625,060
                                                                    -----------

Independent Power Producers - 6.9%
AstroPower, Inc. *                                      2,000           103,320
Calpine Corporation *                                   5,000           246,500
Capstone Turbine Corporation *                          8,000           262,960
                                                                    -----------
                                                                        612,780
                                                                    -----------

Optical Networking - 4.8%
Avanex Corporation *                                    9,000           117,180
Corning Incorporated                                    5,000            94,600
Corvis Corporation *                                   10,000            60,200
JDS Uniphase Corporation *                              4,000            66,840
New Focus, Inc. *                                       3,000            29,970
ONI Systems Corp. *                                     2,000            62,080
                                                                    -----------
                                                                        430,870
                                                                    -----------

Power Chips - 3.4%
International Rectifier Corporation *                   5,000           300,300
                                                                    -----------

Semiconductors Manufacturing - 9.4%
Altera Corporation *                                    4,000            96,000
Analog Devices, Inc. *                                  2,000            89,100
Applied Micro Circuits Corporation *                    5,000            90,350
AXT, Inc. *                                             4,000           108,360
Intersil Corporation - Class A*                         3,000            97,770
Microsemi Corporation *                                 2,000           115,000
Transmeta Corporation *                                10,000           121,600
Xilinx, Inc. *                                          3,000           123,750
                                                                    -----------
                                                                        841,930
                                                                    -----------

Software-8.8%
Adobe Systems Incorporated                              2,000            79,540
BEA Systems, Inc. *                                     1,000            35,880
Interwoven, Inc. *                                      4,000            72,440
i2 Technologies, Inc. *                                 4,000            80,320
Mercury Interactive Corporation *                       1,000            59,240
Micromuse Inc. *                                        4,000           152,400
Siebel Systems, Inc. *                                  4,000           181,440
webMethods, Inc. *                                      3,000            83,520
Wind River Systems, Inc. *                              2,000            45,040
                                                                    -----------
                                                                        789,820
                                                                    -----------

Telecommunications - 9.5%
Amdocs Limited * (1)                                    3,000           185,400
Broadwing Inc. *                                        8,000           197,520
Comverse Technology, Inc. *                             3,000           174,000
Global Crossing Ltd. * (1)                             20,000           254,000
Metromedia Fiber Network, Inc. -
  Class A *                                            10,000            40,200
                                                                    -----------
                                                                        851,120
                                                                    -----------

Wireless Telecommunications - 12.5%
Openwave Systems Inc. *                                 4,000           153,320
QUALCOMM Inc *                                          3,000           182,220
RF Micro Devices Inc. *                                20,000           521,600
Sprint Corp *                                          12,000           264,000
                                                                    -----------
                                                                      1,121,140
                                                                    -----------

TOTAL COMMON STOCKS
  (Cost $13,495,939)                                                  8,344,580
                                                                    -----------

                                                     Principal
                                                      Amount
                                                     ---------

SHORT-TERM INVESTMENTS - 10.4%
MONEY MARKET FUNDS - 10.4%
Firstar US Treasury Money Market
  Fund                                                926,278           926,278
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $926,278)                                                       926,278
                                                                    -----------

TOTAL INVESTMENTS
  (Cost $14,422,717) - 103.6%                                         9,270,858

Liabilities Less Other Assets - (3.6%)                                 (320,222)
                                                                    -----------

Total Net Assets - 100.0%                                           $ 8,950,636
                                                                    ===========

*Non-income producing security.
ADR-American Depository Receipt.
(1) Foreign Security.


See notes to Financial Statements                                        Page 11

                                    IPS Funds
                              Financial Statements
================================================================================

                      Statements of Assets and Liabilities
                                  May 31, 2001
                                   (Unaudited)

                                                   IPS                IPS
                                            Millennium Fund    New Frontier Fund
                                            ---------------    -----------------

ASSETS:
Investments, at value (cost $381,251,978
  and $14,422,717, respectively)              $ 312,830,654      $  9,270,858
Receivable for capital shares sold                  202,041             4,501
Dividends receivable                                350,925               470
Interest receivable                                  78,076             2,443
                                              -------------      ------------
Total Assets                                    313,461,696         9,278,272
                                              -------------      ------------

LIABILITIES:
Payable for investments purchased                 6,567,535           301,160
Payable for capital shares redeemed                 977,942            15,987
Payable to Advisor                                  320,661            10,489
                                              -------------      ------------
Total Liabilities                                 7,866,138           327,636
                                              -------------      ------------
                                              $ 305,595,558      $  8,950,636
                                              =============      ============

NET ASSETS CONSIST OF:
Capital stock                                 $ 492,426,136      $ 23,925,081
Accumulated undistributed net
  investment income                                      --                --
Accumulated undistributed net realized
  loss on investments sold                     (118,409,254)       (9,822,586)
Net unrealized depreciation on
  investments                                   (68,421,324)       (5,151,859)
                                              -------------      ------------
Total Net Assets                              $ 305,595,558      $  8,950,636
                                              =============      ============
Shares outstanding (no par value,
  unlimited shares authorized)                    7,424,861           754,752
Net asset value, redemption price and
  offering price per share                    $       41.16      $      11.86
                                              =============      ============

                            Statements of Operations
                      For the Six Months Ended May 31, 2001
                                   (Unaudited)

                                                  IPS                IPS
                                            Millennium Fund    New Frontier Fund
                                            ---------------    -----------------

INVESTMENT INCOME:
Dividend income                               $  1,236,206       $       725
Interest income                                    493,148            17,490
                                              ------------       -----------
Total investment income                          1,729,354            18,215
                                              ------------       -----------

EXPENSES:
Investment advisory fee                          2,037,775            67,380
                                              ------------       -----------
Total expenses                                   2,037,775            67,380
                                              ------------       -----------

NET INVESTMENT LOSS                               (308,421)          (49,165)
                                              ------------       -----------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investment
  transactions                                 (80,389,813)       (6,195,420)
Change in unrealized appreciation
  (depreciation) on investments                 12,290,058         2,963,434
                                              ------------       -----------
Net realized and unrealized loss on
  investments                                  (68,099,755)       (3,231,986)
                                              ------------       -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                  $(68,408,176)      $(3,281,151)
                                              ============       ===========

See notes to Financial Statements
--------------------------------------------------------------------------------

                       Statements of Changes in Net Assets

                                                               IPS                                   IPS
                                                         Millennium Fund                      New Frontier Fund
                                                ==================================    =================================
                                                  Six Months           Year             Six Months          Year
                                                    Ended              Ended              Ended             Ended
                                                May 31, 2001     November 30, 2000    May 31, 2001    November 30, 2000
                                                =============    =================    ============    =================
                                                 (Unaudited)                           (Unaudited)
OPERATIONS:
Net investment income (loss)                    $    (308,421)     $     324,075      $    (49,165)     $   (161,060)
Net realized loss on investment
  transactions                                    (80,389,813)       (37,988,328)       (6,195,420)       (3,627,173)
Change in unrealized appreciation
  (depreciation) on investments                    12,290,058       (127,410,105)        2,963,434        (9,991,905)
                                                -------------      -------------      ------------      ------------
Net decrease in net assets resulting
   from operations                                (68,408,176)      (165,074,358)       (3,281,151)      (13,780,138)
                                                -------------      -------------      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (324,508)                --                --                --
Net realized gains                                         --         (1,003,353)               --          (171,282)
                                                -------------      -------------      ------------      ------------

Total dividends and distributions                    (324,508)        (1,003,353)               --          (171,282)
                                                -------------      -------------      ------------      ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                          88,604,902        631,033,775         5,448,847        28,063,707
Shares issued to holders in reinvestment
  of dividends                                        313,845            964,550                --           169,856
Cost of shares redeemed                          (123,837,404)      (189,004,572)       (4,293,973)       (8,902,100)
                                                -------------      -------------      ------------      ------------

Net increase (decrease) in net assets
  resulting from capital share transactions       (34,918,657)       442,993,753         1,154,874        19,331,463
                                                -------------      -------------      ------------      ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                     (103,651,341)       276,916,042        (2,126,277)        5,380,043

NET ASSETS:
Beginning of period                               409,246,899        132,330,857        11,076,913         5,696,870
                                                -------------      -------------      ------------      ------------

End of period (including undistributed net
  investment income of $0, $324,075, $0
  and $0, respectively.)                        $ 305,595,558      $ 409,246,899      $  8,950,636      $ 11,076,913
                                                =============      =============      ============      ============

See notes to Financial Statements

--------------------------------------------------------------------------------

                               IPS Millennium Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                 Six Months Ended   Year Ended         Year Ended         Year Ended
                                                 May 31, 2001       November 30, 2000  November 30, 1999  November 30, 1998
                                                 ================   =================  =================  =================
                                                 (Unaudited)
Per Share Data:
Net asset value, beginning of period                 $  49.29           $  55.93           $  27.53           $ 22.31

Income from investment operations:
Net investment income (loss)                            (0.04)(1)           0.04              (0.03)             0.04
Net realized and unrealized gain
  (loss) on investments                                 (8.05)             (6.30)             28.45              5.18
                                                     --------           --------           --------           -------
Total from investment operations                        (8.09)             (6.26)             28.42              5.22
                                                     --------           --------           --------           -------

Less distributions:
Dividends from net investment income                    (0.04)             (0.38)             (0.02)               --
Distributions from net realized gains                      --                 --                 --                --
                                                     --------           --------           --------           -------
Total dividends and distributions                       (0.04)             (0.38)             (0.02)               --
                                                     --------           --------           --------           -------

Net asset value, end of period                       $  41.16           $  49.29           $  55.93           $ 27.53
                                                     ========           ========           ========           =======

Total return                                           (16.43)%(2)        (11.36)%           103.23%            23.40%

Supplemental data and ratios:
Net assets, end of period (000's)                    $305,596           $409,247           $132,331           $24,501
Ratio of net operating expenses to average
  net assets                                             1.15%(3)           1.11%              1.39%             1.40%
Ratio of net operating expenses to average
  net assets before reimbursement                        1.15%(3)           1.11%              1.39%             1.42%
Ratio of net investment income (loss) to average
  net assets                                            (0.17)%(3)          0.08%             (0.07)%            0.17%
Ratio of net investment income (loss) to average
  net assets before reimbursement                       (0.17)%(3)          0.08%             (0.07)%            0.19%
Portfolio turnover rate                                 48.45%             27.88%             51.74%            87.99%

                                                 Year Ended         Year Ended
                                                 November 30, 1997  November 30, 1996
                                                 =================  =================

Per Share Data:
Net asset value, beginning of period                  $ 18.86             $14.99

Income from investment operations:
Net investment income (loss)                            (0.05)              0.02
Net realized and unrealized gain
  (loss) on investments                                  3.58               3.97
                                                      -------             ------
Total from investment operations                         3.53               3.99
                                                      -------             ------

Less distributions:
Dividends from net investment income                       --              (0.04)
Distributions from net realized gains                   (0.08)             (0.08)
                                                      -------             ------
Total dividends and distributions                       (0.08)             (0.12)
                                                      -------             ------

Net asset value, end of period                        $ 22.31             $18.86
                                                      =======             ======

Total return                                            18.72%             26.62%

Supplemental data and ratios:
Net assets, end of period (000's)                     $11,684             $5,613
Ratio of net operating expenses to average
  net assets                                             1.40%              1.40%
Ratio of net operating expenses to average
  net assets before reimbursement                        1.43%              1.50%
Ratio of net investment income (loss) to average
  net assets                                            (0.23)%             0.08%
Ratio of net investment income (loss) to average
  net assets before reimbursement                       (0.19)%             0.18%
Portfolio turnover rate                                 33.17%             55.17%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)   Not annualized
(3)   Annualized

See notes to Financial Statements

================================================================================

                              IPS New Frontier Fund
                              Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                  Six Months Ended   Year Ended         Year Ended         August 3, 1998 (1)
                                                  May 31, 2001       November 30, 2000  November 30, 1999  through November 30, 1998
                                                  ----------------   -----------------  -----------------  -------------------------
                                                  (Unaudited)
Per Share Data:
Net asset value, beginning of period                  $ 17.04             $ 29.39            $ 12.60                $12.00

Income from investment operations:
Net investment income (loss)                            (0.07)(2)           (0.25)(2)          (0.03)                 0.03

Net realized and unrealized gain
(loss) on investments                                   (5.11)             (11.36)             16.84                  0.57
                                                      -------             -------            -------                ------

Total from investment operations                        (5.18)             (11.61)             16.81                  0.60
                                                      -------             -------            -------                ------

Less distributions:
Dividends from net investment income                       --                  --              (0.02)                   --
Distributions from net realized gains                      --               (0.74)                --                    --
                                                      -------             -------            -------                ------
Total dividends and distributions                          --               (0.74)             (0.02)                   --
                                                      -------             -------            -------                ------

Net asset value, end of period                        $ 11.86             $ 17.04            $ 29.39                $12.60
                                                      =======             =======            =======                ======

Total return                                           (30.40)%(3)         (40.92)%           133.37%                 5.00%(3)

Supplemental data and ratios:
Net assets, end of period (000's)                     $ 8,951             $11,077            $ 5,697                $  606

Ratio of net operating expenses to average
 net assets                                              1.40%(4)            1.40%              1.40%                 1.40%(4)

Ratio of net investment income (loss) to average
 net assets                                             (1.02)%(4)          (0.92)%            (0.13)%                0.27%(4)

Portfolio turnover rate                                 72.99%              78.61%            217.50%                15.48%

(1)   Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)   Not Annualized
(4)   Annualized

See notes to Financial Statements

================================================================================

IPS Millennium Fund and IPS New Frontier Fund
Notes to the Financial Statements
May 31, 2001
(Unaudited)

1.    Organization

      The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

      (a)   Investment Valuation

            Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

      (b)   Federal Income and Excise Taxes

            The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

      (c)   Distributions to Shareholders

            Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

      (d)   Securities Transactions and Investment Income

            Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.    Shares of Common Stock

      Transactions in shares of common stock were as follows:

                                              Period Ending                       Period Ending
                                               May 31, 2001                    November 30, 2000
IPS Millennium Fund                         $             Shares               $             Shares
                                     -------------      ----------      -------------      ----------
Shares sold                          $  88,604,902       1,865,409      $ 631,033,775       8,899,215
Shares issued in reinvestment of
  dividends                                313,845           6,048            964,550          14,552
Shares redeemed                       (123,837,404)     (2,750,053)      (189,004,572)     (2,976,365)
                                     -------------      ----------      -------------      ----------

Net increase (decrease)              $ (34,918,657)       (878,596)     $ 442,993,753       5,937,402
                                     =============                      =============
Shares outstanding:
Beginning of period                                      8,303,457                          2,366,055
                                                        ----------                         ----------
End of period                                            7,424,861                          8,303,457
                                                        ==========                         ==========

                                              Period Ending                       Period Ending
                                               May 31, 2001                    November 30, 2000
IPS New Frontier Fund                       $             Shares               $             Shares
                                     -------------      ----------      -------------      ----------
Shares sold                          $   5,448,847         399,503      $  28,063,707         733,576
Shares issued in reinvestment of
  dividends                                     --              --            169,856           4,336
Shares redeemed                         (4,293,973)       (294,641)        (8,902,100)       (281,840)
                                     -------------      ----------      -------------      ----------

Net increase                         $   1,154,874         104,862      $  19,331,463         456,072
                                     =============                      =============
Shares outstanding:
Beginning of period                                        649,890                            193,818
                                                        ----------                         ----------
End of period                                              754,752                            649,890
                                                        ==========                         ==========

4.    Investment Transactions

      The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the periods ending May 31, 2001, are summarized below. There were no purchases or sales of long-term U.S. government securities.

                                      IPS Millennium Fund  IPS New Frontier Fund
                                      -------------------  ---------------------
Purchases                                    $161,642,492             $7,324,427
Sales                                        $184,678,942             $6,318,439

      At May 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                  IPS Millennium Fund     IPS New Frontier Fund
                                  -------------------     ---------------------
Unrealized appreciation                 $  53,252,677               $   606,523
Unrealized depreciation                  (121,674,001)               (5,758,112)
                                        -------------               -----------
Net unrealized depreciation
 on investments                         $ (68,421,324)              $(5,151,859)
                                        =============               ===========

      At May 31, 2001, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $381,251,978 and $14,422,717, respectively.

      At November 30, 2000, the Millennium Fund and the New Frontier Fund had accumulated net realized capital loss carryovers of $38,019,442 and $3,627,173, respectively, expiring in 2008. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

5.    Investment Advisor

      The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory, Inc. during the period ended May 31, 2001 for the Millennium Fund and the New Frontier Fund were $2,037,775 and $67,380, respectively.

[LOGO] IPS Funds

       c/o Firstar Mutual Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701